Exhibit 10.62

AFFIRMATION OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT

THIS AFFIRMATION OF AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this “Affirmation”) is made as of June 24, 2011, by and among LIGHTHOUSE CAPITAL PARTNERS V, L.P., a Delaware limited partnership (“Senior Lender”), GLASSHOUSE TECHNOLOGIES, INC., a Delaware corporation (“Borrower”), WF FUND III LIMITED PARTNERSHIP, c/o/b as WELLINGTON FINANCIAL LP and WELLINGTON FINANCIAL FUND III (“Junior Lender”), and DELL PRODUCTS L.P., a Texas limited partnership (“Dell”; together with its successors and assigns and any additional parties who shall become a “Holder” under the Dell Note (as defined in the Intercreditor Agreement (as defined below), the “Subordinated Lender”).

RECITALS

WHEREAS, Borrower is currently indebted to Senior Lender, Junior Lender and Subordinated Lender pursuant to various credit arrangements; and

WHEREAS, Borrower, Senior Lender, Junior Lender and Subordinated Lender have entered into that certain Amended and Restated Intercreditor Agreement dated as of March 29, 2010 (the “Intercreditor Agreement”) with respect to the obligations owing by Borrower to Senior Lender, Junior Lender and Subordinated Lender; and

WHEREAS, Borrower and Subordinated Lender intend to, on or about the date hereof, enter into that certain Second Amended and Restated Subordinated Convertible Promissory Note (the “Dell Note”), that certain Right of First Refusal and Right of Last Refusal Agreement, by and between the Subordinated Lender and the Borrower, dated as of the date hereof (the “Right of First Refusal and Last Refusal Agreement”) and certain other documents in connection therewith pursuant to which, among other things, Dell will extend the time for repayment and be entitled to additional fees (collectively, the “Dell Amendment Documents”); and

WHEREAS Borrower and Senior Lender intend to, on or about the date hereof, enter into that certain Amendment No. 10 to Loan and Security Agreement, Fourth Amended and Restated Secured Promissory Note, those certain Letter Agreements regarding Warrants and certain other documents in connection therewith, pursuant to which, among other things, Senior Lender will extend the time for repayment and the expiration of Senior Lender’s warrants will be extended (collectively “ the “Lighthouse Amendment Documents” and together with the Dell Amendment Documents, the “Amendment Documents”); and

WHEREAS, Borrower desires that each of Senior Lender, Junior Lender and Subordinated Lender consent to the transactions contemplate by the Amendment Documents.

NOW, THEREFORE, Senior Lender, Junior Lender and Subordinated Lender each agree as follows:

1. Senior Lender, Junior Lender and Subordinated Lender each hereby consents to the execution, delivery and performance by Borrower of the Amendment Documents and the modifications to the credit facilities effected by the Amendment Documents, as well as all other amendments and modifications to such credit facilities entered into prior to the date hereof.

2. Senior Lender and Junior Lender each hereby consents to the payment by Borrower to Subordinated Lender of the Initial Restructuring Fee (as defined in the Dell Note) as set forth in the Dell Note and each hereby (a) waives its rights set forth under, and the applicability of, Section 3(a) of the Intercreditor Agreement with respect to the Initial Restructuring Fee; and (b) acknowledges and agrees that the Initial Restructuring Fee shall not be subject to the Intercreditor Agreement, including, but not limited to, Section 3(a) of the Intercreditor Agreement.

3. Senior Lender and Junior Lender each hereby consents to (a) the payment of the Second Restructuring Fee (as defined in the Dell Note) as set forth in the Dell Note; provided, however, that Borrower shall not pay, and Subordinated Lender shall not accept, any payment on account of the Second Restructuring Fee until such time as Borrower (i) has received proceeds of at least $5,000,000 from the issuance of (x) capital stock, (y) securities convertible into or exchangeable for capital stock or (z) unsecured subordinate debt with interest accrued but not payable in cash, which debt shall not mature or be payable prior to the maturity of the Junior Indebtedness, or (ii) has consummated a Payment-in-Full Transaction; and (b) the payments and prepayments of the Borrowings (as defined in the Dell Note) by Borrower to Subordinated Lender as set forth in the Dell Note at the closing of a Payment-in-Full Transaction. With respect to any payment or prepayment contemplated by clause (a) of the preceding sentence, Senior Lender and Junior Lender each hereby waives its rights set forth under, and the applicability of, Section 3(a) of the Intercreditor Agreement with respect to such payments and prepayments. With respect to any payment or prepayment contemplated by clause (b) of the preceding sentence, so long as (i) the Senior Indebtedness is paid in full by the Borrower on or before the date of any such payment or prepayment or the Senior Lender waives its right to such repayment and (ii) the Junior Indebtedness is paid in full by the Borrower on or before the date of any such payment or prepayment or the Junior Lender waives its right to such repayment, Senior Lender and Junior Lender each hereby waives its rights set forth under, and the applicability of, Section 3(a) of the Intercreditor Agreement with respect to such payments and prepayments. As used herein, a “Payment-in-Full Transaction” shall mean (a) an Extraordinary Transaction (as defined in the Dell Note), (b) a Qualified Public Offering (as defined in the Dell Note), (c) an issuance of equity securities of Borrower or (d) an issuance of debt securities by Borrower, in each case resulting in the receipt by Borrower of cash proceeds in an amount sufficient to repay, in full, all of the Senior Indebtedness (as defined in the Intercreditor Agreement), Junior Indebtedness (as defined in the Intercreditor Agreement), and Subordinated Indebtedness (as defined in the Intercreditor Agreement).

4. Notwithstanding anything to the contrary set forth in the Right of First Refusal and Last Refusal Agreement or any other contract or agreement by or among any of the parties hereto, beginning at such time as the Borrower or any creditor of Borrower institutes any proceeding seeking liquidation, dissolution, winding-up, reorganization, arrangement, protection, relief or composition of the Borrower or any material part of Borrower’s property or debt, under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or other similar laws; or seeking appointment of a receiver, receiver and manager, trustee, agent, custodian, monitor, liquidator or similar official for the Borrower or for any part of its business, property or assets (each such action or proceeding, an “Insolvency Proceeding”), and ending at such time as (a) such Insolvency Proceeding is dismissed or terminated or (b) the Senior Indebtedness and the Junior Indebtedness have been paid in full, the Right of First Refusal and Last Refusal Agreement, and all rights granted to the Subordinated Lender thereunder, shall immediately be deemed void and of no further force in effect.

5. Other than as provided for in this Affirmation, the Intercreditor Agreement shall remain in full force and effect with respect to all of Borrower’s obligations to Senior Lender, Junior Lender and Subordinated Lender.

6. Senior Lender, Junior Lender and Subordinated Lender each affirm their respective obligations under the Intercreditor Agreement.

7. Unless otherwise defined, capitalized terms in this Affirmation shall have the meaning assigned in the Intercreditor Agreement. This Affirmation may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

2

IN WITNESS WHEREOF, the parties hereto have caused this Affirmation of Amended and Restated Intercreditor Agreement to be executed by authorized representatives effective as of the date first above written.

Borrower:

GLASSHOUSE TECHNOLOGIES, INC.

By:	/s/ Kenneth Hale
Name:	Kenneth Hale
Title:	CFO

IN WITNESS WHEREOF, the parties hereto have caused this Affirmation of Amended and Restated Intercreditor Agreement to be executed by authorized representatives effective as of the date first above written.

Senior Lender:

LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	Lighthouse Management Partners V, L.L.C., its general partner

By: /s/ Tom Conneely
Its: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Affirmation of Amended and Restated Intercreditor Agreement to be executed by authorized representatives effective as of the date first above written.

Junior Lender:

WF FUND III LIMITED PARTNERSHIP,
c/o/b as WELLINGTON FINANCIAL LP and
WELLINGTON FINANCIAL FUND III

By /s/ Craig Netterfield
Name: Craig Netterfield
Authorized Signing Officer

IN WITNESS WHEREOF, the parties hereto have caused this Affirmation of Amended and Restated Intercreditor Agreement to be executed by authorized representatives effective as of the date first above written.

Subordinated Lender:

DELL PRODUCTS L.P.

By: DELL PRODUCTS GP L.L.C., sole general partner

By: DELL PRODUCTS CORPORATION, sole member

By: /s/ Janet B. Wright
Name: Janet B. Wright
Title: Vice President and Assistant Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Affirmation of Amended and Restated Intercreditor Agreement to be executed by authorized representatives effective as of the date first above written.

Lighthouse Capital IV, L.P., a Delaware limited

partnership, hereby acknowledges and agrees that

its participation interest in the Senior Loan is

subject to all of the terms and conditions of this

Agreement.

Lighthouse Capital Partners IV, L.P.

By:	Lighthouse Management Partners IV, L.L.C., its general partner

By: /s/ Tom Conneely
Its:Vice President